SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT

SEPTEMBER 12, 2003

COMMISSION FILE NUMBER: 0-23256

JAMESON INNS, INC.

Georgia	58-2079583
(State or other Jurisdiction of Incorporation or Organization)	(IRS employer identification no.)

8 Perimeter Center East Suite 8050 Atlanta, GA 30346	770-481-0305
(Address of Principal Executive Offices) (Zip Code)	(Registrant’s Telephone Number Including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release Announcing Date for Special Conference Call

ITEM 9. REGULATION FD DISCLOSURE

On September 12, 2003, Jameson Inns, Inc. issued a press release announcing date for a special conference call to be held on September 15 at 2:00 p.m. EDT discussing expected changes of its proposed REIT termination. A copy of the press release is filed as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of September 12, 2003	JAMESON INNS, INC. By: Craig R. Kitchin / s / Craig R. Kitchin Its: President & Chief Financial Officer